UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2005

The Spectranetics Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-19711	84-0997049

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

96 Talamine Court Colorado Springs, Colorado (Address of principal executive offices)	80907-5186 (Zip Code)

Registrant’s telephone number, including area code (719)633-8333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition.

     On February 23, 2005, we issued a press release, which sets forth our results of operations for the quarter and year ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01    Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release issued by The Spectranetics Corporation on February 23, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SPECTRANETICS CORPORATION
Date: February 23, 2005	By:	/s/ Guy A. Childs
Guy A. Childs
Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.

99.1	Press release dated February 23, 2005 of The Spectranetics Corporation.